--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                                   The Germany
                                   Fund, Inc.

                               Semi-annual Report

                                  June 30, 2001

--------------------------------------------------------------------------------

         [GRAPHIC OMITTED]                             The Germany
                                                        Fund, Inc.
LETTER TO THE SHAREHOLDERS
--------------------------------------------------------------------------------

                                                                   July 31, 2001

Dear Shareholder,

      For a long time, corporate Germany has been regarded as a "closed shop", with insufficient market liquidity, difficult laws, and high tax rates. Labor laws were seen as rigid and inflexible. Today, however, that is no longer the case, and the current developments can only be described as promising. German executives are now being forced by shareholders to concentrate on core businesses and returns on investments. Most of the changes are brought about by regulatory changes such as the abolition of taxes on gains from corporate holdings. Demographics are also leading to changes in Germany. Increasing pressures on pension systems are gradually changing investor behavior.

      Many of the Germany Fund's holdings will benefit directly from these changes. Siemens, for example, has been spinning off unrelated businesses, and E.ON, the result of the merger between Viag and Veba, highlights the substantial consolidation process that has taken place in the utility sector since deregulation in 1998. All of these changes will have an immediate effect on management behavior and on the valuations of German companies.

      The German economy has been affected by the dual impact of the US economic slowdown, which has resulted in reduced demand for German exports, and rising inflation due to high energy costs. Fortunately, inflation seems to have peaked in late spring. Germany's inflation fell from 3.1% in June to 2.7% in July on the back of lower energy prices. Lower inflation should provide the European Central Bank with more flexibility in lowering interest rates. On balance, we foresee the economy picking up towards the end of this year. Consumer sentiment in Germany is still quite high and acts as a stabilizer to partially offset the weaker demand from the US.

      For the six months ended June 30, 2001, the net asset value per share of the Germany Fund declined 15.9% in US dollar terms and its share price declined 12.6%. The Fund's benchmark, the DAX Index, declined 14.3% during the same period. During the second quarter, some of the earlier underperformance was regained mainly due to the Fund's underweight position in Infineon Technologies. The Fund has tried to limit the impact of the ongoing sell-off in the technology sector by maintaining a high weighting in defensive stocks, including utilities and chemicals, as well as in financials, which do well when interest rates are lowered.

      The Germany Fund continued its open-market purchases of its shares, buying 132,400 shares during the first six months. The Fund's discount to its net asset value declined to an average of 6.8% during the first six months, compared to 9.3% for the same period last year.

                                        Sincerely,


/s/ Christian Strenger                  /s/ Richard T. Hale

Christian Strenger                      Richard T. Hale
Chairman                                President

--------------------------------------------------------------------------------
  For additional information about the Fund including performance, dividends, presentations, press releases, daily NAV and shareholder reports, please visit
                              www.germanyfund.com
--------------------------------------------------------------------------------

FUND HISTORY AS OF JUNE 30, 2001
--------------------------------------------------------------------------------

STATISTICS:

Net Assets ...........................................              $153,188,470
Shares Outstanding ...................................                16,716,876
NAV Per Share ........................................              $       9.16

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:

  Record                               Ordinary         LT Capital
   Date                                 Income             Gains           Total
  ------                               --------         ----------         -----

9/3/01 .............................       --              $0.02           $0.02
11/20/00 ...........................       --              $2.18           $2.18
9/1/00 .............................    $0.19              $0.12           $0.31
11/19/99 ...........................    $0.29              $0.90           $1.19
9/1/99 .............................       --              $0.56           $0.56
11/16/98 ...........................    $1.46              $1.76           $3.22
9/1/98 .............................    $0.17              $0.45           $0.62
11/17/97 ...........................    $0.62              $2.23           $2.85

TOTAL RETURNS:

                                  For the six
                                  months ended                       For the year ended December 31,
                                    June 30,       -----------------------------------------------------------------
                                      2001           2000          1999           1998           1997          1996
                                  ------------     --------       ------         ------         ------        ------
Net Asset Value                     (15.89)%       (20.66)%       18.08%         22.66%         23.16%        25.47%
Market Value                        (12.63)%       (21.09)%       23.83%         23.45%         38.30%        21.55%
DAX                                 (14.27)%       (14.67)%       19.98%         26.38%         26.48%        18.95%

OTHER INFORMATION:

NYSE Ticker Symbol .....................................................     GER
NASDAQ Symbol ..........................................................   XGERX
Dividend Reinvestment Plan .............................................     Yes
Voluntary Cash Purchase Program ........................................     Yes
Annual Expense Ratio ...................................................   1.51%

PORTFOLIO BY MARKET SECTOR AS OF JUNE 30, 2001 (as % of Portfolio)
--------------------------------------------------------------------------------

                                  [PIE CHART]

Multi Utilities                                                          (6.1%)
Chemicals                                                                (9.6%)
Leisure Equipment & Products                                             (0.4%)
Banks                                                                    (8.1%)
Construction & Engineering                                               (1.3%)
Air Freight & Couriers                                                   (1.4%)
Industrial Conglomerates                                                 (7.5%)
Semiconductor Equipment & Products                                       (0.5%)
Household Durables                                                       (1.8%)
Diversified Financial                                                    (1.1%)
Insurance                                                               (22.4%)
Electric Utilities                                                       (3.4%)
Automobiles                                                              (8.6%)
Pharmaceuticals                                                          (1.7%)
Airlines                                                                 (1.0%)
Electronic Equipment & Instruments                                       (1.8%)
Diversified Telecommunications Services                                 (13.0%)
Healthcare Providers & Services                                          (1.4%)
Multiline Retail                                                         (2.5%)
Software                                                                 (6.4%)

10 LARGEST EQUITY HOLDINGS AS OF JUNE 30, 2001
--------------------------------------------------------------------------------

                                                                         % of
                                                                       Portfolio
                                                                       ---------

 1. Deutsche Telekom                                                     11.4
 2. Allianz                                                              10.6
 3. Munchener Ruckversicherungs                                           7.7
 4. Siemens                                                               6.5
 5. SAP                                                                   6.4
 6. E.ON                                                                  6.1
 7. DaimlerChrysler                                                       4.9
 8. BASF                                                                  4.7
 9. Dresdner Bank                                                         4.5
10. Bayer                                                                 4.2

INTERVIEW WITH THE CHIEF INVESTMENT OFFICER
--------------------------------------------------------------------------------

      Question: How large of an impact will the U.S. slowdown have on Germany's economic growth for the rest of 2001 and 2002?

      Answer: While the spill-over effects from the ongoing economic slowdown in the United States will have an impact on economic growth in the rest of the world, it is unlikely to have a major impact on Germany and the rest of Europe, as only 17% of the Euro-zone exports goes to the US. Following Germany's strong GDP growth of 3.0% during 2000, we estimate that growth will slow to about 1.5% this year. However, the underlying growth forces are still intact in Germany. Recent manufacturing data and domestic demand have been strong and we expect economic growth to accelerate again towards the end of this year, with 2002 economic growth forecast to rise to 2.6%.

      Question: What sectors do you see as the winners in 2001?

      Answer: With the U.S., U.K., and Japan continuing their easy monetary policy, the chances of an interest rate cut in Europe has increased greatly, and we expect an interest rates cut of at least 25 basis points on August 30th. The ECB has more room to maneuver with recent inflation data showing inflation peaking in June. In addition, the recent strengthening Euro makes it easier for the ECB to lower interest rates. In this type of environment, equities should begin to perform better. In particular, we favor financials, and insurance companies. Cyclical and utilities stocks has been one of the few positive sectors where there has been strong buying, and we expect this trend to continue on back of an economic recovery.

      Question: What is your outlook on the Euro and how does it benefit the Fund?

      Answer: The outlook for the Euro has markedly improved and market sentiment clearly has changed. Sentiment should continue to improve if the growth rate of corporate earnings continues to slow in the U.S. at a much faster rate than in Europe. Compared to other global regions, U.S. stocks still look relatively more expensive. As funds flow from the U.S. to Europe, the Euro should continue to appreciate. Under this scenario, German equities look very attractive.

Hanspeter Ackermann, Chief Investment Officer of the Germany Fund

REPORT FROM THE INVESTMENT ADVISER AND MANAGER
--------------------------------------------------------------------------------

Outlook for the German Economy

      Recent data has provided further evidence that economic growth in Germany would be flat for the second quarter of 2001 as the slowing global economy has reduced demand for exports and forced companies to scale back manufacturing. Uncertainty has prompted companies to reduce spending on investments after 3 years of strong capital expenditures. However, there is evidence that the economy bottomed out in the second quarter. July's trade balance showed stronger exports and rising private consumption. Furthermore, inventory levels are very low, which should lead to a pick up in manufacturing activity. An index measuring expectations of future economic growth rose 11.4 points in August from a minus 1.9 in July, the biggest increase in two years. The emerging optimism for the German economy is being fueled by expectations of falling interest rates in the euro-zone. Inflation data has showed that prices peaked in June. German consumer prices fell 0.2 percent in August, the second month in a row of lower inflation as fuel and food prices declined. Another positive factor is that the construction industry is emerging from a long trough brought on by overcapacity that was built up after German reunification in 1990. New construction orders rose over the past two months as demand from both eastern and western states increased. In addition, we expect a pick up in domestic demand later this year as inflation falls and the tax cuts exert their full impact. Following Germany's strong GDP growth of 3.0% during 2000, we estimate that growth will slow to about 1.5% this year with 2002 economic growth forecast rising to 2.6%.

DIRECTORS OF THE CLOSED-END FUNDS
--------------------------------------------------------------------------------

Mr. Detlef Bierbaum, Partner, Sal. Oppenheim & Cie. (private bank)

Mr. John A. Bult, Chairman, PaineWebber International

*Hon. Richard R. Burt, Chairman, IEP Advisers, LLP; former U.S. Ambassador to
  Germany

*Mr. John H. Cannon, Vice President & Treasurer, Venator Group

*Mr. Richard Karl Goeltz, former Vice Chairman and Chief Financial Officer,
  American Express Co.

*Dr. Franz-Wilhelm Hopp, Member of the Management Board, ERGO
  Versich-erungsgruppe AG (insurance)

*Mr. Ernst-Ulrich Matz, former Chief Financial Officer, IWKA AG (engineering)

*Mr. Edward Schmults, former General Counsel, GTE Corp.; former partner, White &
  Case, former Deputy Attorney General of the United States

*Mr. Hans G. Storr, former CFO, Philip Morris Companies Inc.

Mr. Christian Strenger, Chairman of the Boards of Directors of the Closed-End
  Funds, former CEO, DWS (Deutsche Bank's mutual fund group)

*Dr.Juergen Strube, Chairman of the Management Board, BASF AG (chemicals);
  Member of the Supervising Boards of Allianz Lebensversicherungs - AG, Bertelsmann AG, Commerzbank AG, Hapag-Lloyd AG, Hochtief AG and Linde AG

*Dr. Frank Tromel, former Chairman, Delton AG (industrial holding company)

*Mr. Robert Wadsworth, President, Robert H.Wadsworth & Associates, Inc. (fund administration)

*Mr. Werner Walbrol, President and CEO, German American Chamber of Commerce

*Mr. Otto Wolff von Amerongen, Chairman, Otto Wolff AG (industrial holding company); former director, Exxon Company

*Mr. Peter Zuhlsdorff, Chairman of the Supervisory Board of GfK AG, TV Loonland
  AG and Escada AG

Note: The Directors of the three funds (Germany Fund, New Germany Fund and Central European Equity Fund) meet together in combined board meetings although they speak for their respective funds. Three Directors sit on all three fund boards: Messrs. Bult, Strenger and Wadsworth. The following sit only on the boards of the Germany Fund and the Central European Equity Fund: Messrs. Bierbaum, Burt, Schmults, Storr, Strube, Walbroel and Wolff. The following sit only on the board of the New Germany Fund: Messrs. Cannon, Goeltz, Hopp, Matz, Troemel and Zuhlsdorff.

* indicates a "disinterested director"

OFFICERS AND ADVISORS OF THE CLOSED-END FUNDS
--------------------------------------------------------------------------------

Mr. Richard T. Hale, President and Chief Executive Officer of the Closed-End
  Funds, Managing Director and Head of U.S. mutual fund administration group of Deutsche Bank

Mr. Hanspeter Ackermann, Chief Investment Officer of the Closed-End Funds and
  Managing Director of Deutsche Banc Alex. Brown Inc.

Mr. Robert Gambee, Chief Operating Officer and Secretary of the Closed-End
  Funds, Director of Deutsche Banc Alex. Brown Inc.

Mr. Joseph Cheung, Chief Financial Officer and Treasurer of the Closed-End Funds and Vice President of Deutsche Banc Alex. Brown Inc.

Ms. Isabella Chan, Funds Administrator, Deutsche Banc Alex. Brown Inc.

Mr. Thomas Gill, Vice President of Deutsche Banc Alex. Brown Inc.

Mr. Christophe Bernard, Senior Portfolio Manager, Deutsche Asset Management
  International GmbH

Mr. Thomas Bucher, Portfolio Manager, Deutsche Asset Management International
  GmbH

VOLUNTARY CASH PURCHASE PROGRAM
--------------------------------------------------------------------------------

      The Fund has an attractive way to purchase additional shares at reduced cost. This is the Voluntary Cash Purchase Program which is part of the Dividend Reinvestment Plan. By enrolling in the Voluntary Cash Purchase Program, you may make additional investments each month--as little as $100 in any month or as much as $36,000 a year. Share purchases are combined to receive a beneficial brokerage fee.

THE GERMANY FUND, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

   Shares                       Description                             Value
   ------                       -----------                             -----

INVESTMENTS IN GERMAN COMMON STOCKS--90.5% OF NET ASSETS

            AIR FREIGHT & COURIERS--1.4%
  130,000   Deutsche Post ..................................        $  2,081,816
                                                                    ------------
            AIRLINES--1.0%
  100,000   Deutsche Lufthansa .............................           1,576,825
                                                                    ------------
            AUTOMOBILES--8.5%
  160,000   DaimlerChrysler ................................           7,354,564
  120,000   Volkswagen .....................................           5,643,018
                                                                    ------------
                                                                      12,997,582
                                                                    ------------
            BANKS--8.0%
  110,000   Bayerische Hypothekenbank
              und Vereinsbank ..............................           5,443,055
  150,000   Dresdner Bank ..................................           6,856,775
                                                                    ------------
                                                                      12,299,830
                                                                    ------------
            CHEMICALS--9.5%
  180,000   BASF ...........................................           7,107,152
  161,000   Bayer ..........................................           6,322,850
   40,000   Degussa ........................................           1,082,510
                                                                    ------------
                                                                      14,512,512
                                                                    ------------
            CONSTRUCTION & ENGINEERING--1.3%
  150,000   Thyssen Krupp ..................................           1,969,973
                                                                    ------------
            DIVERSIFIED TELECOMMUNICATION SERVICES--11.3%
  760,000   Deutsche Telekom ...............................          17,335,080
                                                                    ------------
            ELECTRIC UTILITIES--3.4%
  130,000   Rheinisch-Westfalisches
              Elektrizitatswerk ............................           5,174,800
                                                                    ------------
            ELECTRONIC EQUIPMENT & INSTRUMENTS--1.8%
   51,000   Epcos ..........................................           2,778,983
                                                                    ------------
            HEALTHCARE PROVIDERS & SERVICES--1.4%
   30,000   Fresenius Medical Care .........................           2,107,235
                                                                    ------------
            INDUSTRIAL CONGLOMERATES--7.4%
   50,000   Preussag .......................................           1,516,668
  160,000   Siemens ........................................           9,828,680
                                                                    ------------
                                                                      11,345,348
                                                                    ------------
            INSURANCE--18.1%
   55,000   Allianz ........................................          16,065,867
   42,000   Munchener Ruckversicherungs ....................          11,715,109
                                                                    ------------
                                                                      27,780,976
                                                                    ------------
            LEISURE EQUIPMENT & PRODUCTS--0.4%
   11,000   Adidas Salomon .................................             674,417
                                                                    ------------
            MULTILINE RETAIL--2.4%
  100,000   Metro ..........................................           3,738,288
                                                                    ------------
            MULTI UTILITIES--6.0%
  175,000   E.ON ...........................................           9,184,308
                                                                    ------------
            PHARMACEUTICAL--1.7%
   50,000   Schering .......................................           2,626,630
                                                                    ------------
            SEMICONDUCTOR EQUIPMENT & PRODUCTS--0.5%
   30,000   Infineon Technologies ..........................             704,106
                                                                    ------------
            SOFTWARE--6.4%
   70,000   SAP ............................................           9,721,666
                                                                    ------------
            Total Investments in German Common Stocks
              (cost $126,711,338) ..........................         138,610,375
                                                                    ------------
INVESTMENTS IN DUTCH COMMON STOCKS--4.8%

            DIVERSIFIED FINANCIAL--1.1%
   70,000   Fortis .........................................           1,703,412
                                                                    ------------
            HOUSEHOLD DURABLES--1.8%
  100,000   Philips Electronics ............................           2,652,896
                                                                    ------------
            INSURANCE--1.9%
   45,000   ING Groep ......................................           2,943,520
                                                                    ------------
            Total Investments in
              Dutch Common Stocks
              (cost $8,078,364) ............................           7,299,828
                                                                    ------------
INVESTMENTS IN FRENCH COMMON STOCKS--3.6%

            DIVERSIFIED TELECOMMUNICATION SERVICES--1.6%
   50,000   France Telecom .................................           2,385,150
                                                                    ------------
            INSURANCE--2.0%
  110,000   Axa ............................................           3,136,281
                                                                    ------------
            Total Investments in French Common Stocks
              (cost $6,929,010) ............................           5,521,431
                                                                    ------------
            Total Investments--98.9%
              (cost $141,718,712) ..........................         151,431,634

            Cash and other assets in
              excess of liabilities--1.1% ..................           1,756,836
                                                                    ------------
            NET ASSETS--100% ...............................        $153,188,470
                                                                    ============

See Notes to Financial Statements.

THE GERMANY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2001 (unaudited)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $141,718,712) ................        $ 151,431,634
Cash and foreign currency
   (cost $2,381,087) .....................................            2,373,047
Receivable for securities sold ...........................              390,729
Foreign withholding tax refund receivable ................              205,686
Dividend receivable ......................................               53,585
Interest receivable ......................................               34,049
Other assets .............................................               19,508
                                                                  -------------
   Total assets ..........................................          154,508,238
                                                                  -------------

LIABILITIES
Payable for securities purchased .........................            1,048,084
Management fee payable ...................................               73,435
Investment advisory fee payable ..........................               39,748
Payable for Directors' fees and expenses .................               26,250
Accrued expenses and accounts payable ....................              132,251
                                                                  -------------
   Total liabilities .....................................            1,319,768
                                                                  -------------
NET ASSETS ...............................................        $ 153,188,470
                                                                  =============

Net assets consist of:
Paid-in capital, $.001 par
   (Authorized 80,000,000 shares) ........................        $ 162,574,564
Cost of 132,400 shares held in treasury ..................           (1,228,594)
Undistributed net investment income ......................            1,593,111
Accumulated net realized loss on
   investments and foreign currency
   transactions ..........................................          (19,451,619)
Net unrealized appreciation of investments
   and foreign currency ..................................            9,701,008
                                                                  -------------
Net assets ...............................................        $ 153,188,470
                                                                  =============

Net asset value per share
   ($153,188,470 / 16,716,876 shares of
   common stock issued and outstanding) ..................        $        9.16
                                                                  =============

See Notes to Financial Statements.

STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------

                                                                    For the six
                                                                    months ended
                                                                   June 30, 2001
                                                                   -------------

NET INVESTMENT INCOME
Income
   Dividends (net of foreign withholding
      taxes of $304,215) ..................................        $  2,537,063
   Interest ...............................................              27,241
   Securities lending, net ................................             234,693
                                                                   ------------
Total income ..............................................           2,798,997
                                                                   ------------
Expenses
   Management fee .........................................             478,615
   Investment advisory fee ................................             255,976
   Reports to shareholders ................................             135,736
   Custodian and Transfer Agent's
      fees and expenses ...................................             116,695
   Directors' fees and expenses ...........................              74,195
   Legal fee ..............................................              58,195
   Audit fee ..............................................              27,750
   NYSE listing fee .......................................              12,130
   Miscellaneous ..........................................              70,009
                                                                   ------------
   Total expenses before custody credits* .................           1,229,301
   Less: custody credits ..................................             (23,415)
                                                                   ------------
   Net expenses ...........................................           1,205,886
                                                                   ------------
Net investment income .....................................           1,593,111
                                                                   ------------

REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS AND
   FOREIGN CURRENCY TRANSACTIONS
Net realized loss on:
   Investments ............................................          (5,652,591)
   Foreign currency transactions ..........................             (95,474)
Net change in unrealized
   appreciation/depreciation on:
   Investments ............................................         (24,951,483)
   Translation of other assets and
      liabilities from foreign currency ...................             (17,487)
                                                                   ------------
Net loss on investments and
   foreign currency transactions ..........................         (30,717,035)
                                                                   ------------
NET DECREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ..............................        $(29,123,924)
                                                                   ============

* The custody credits are attributable to interest earned on U.S. cash balances.

See Notes to Financial Statements.

THE GERMANY FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS (unaudited)
--------------------------------------------------------------------------------

                                                                                       For the six          For the
                                                                                      months ended         year ended
                                                                                      June 30, 2001     December 31, 2000
                                                                                      -------------     -----------------
INCREASE (DECREASE) IN NET ASSETS

Operations
   Net investment income (loss) ................................................      $   1,593,111       $    (380,389)
   Net realized gain (loss) on:
      Investments ..............................................................         (5,652,591)         18,679,369
      Foreign currency transactions ............................................            (95,474)            127,491
Net change in unrealized appreciation/depreciation on:
      Investments ..............................................................        (24,951,483)        (66,960,776)
      Translation of other assets and liabilities from foreign currency ........            (17,487)             20,465
                                                                                      -------------       -------------
   Net decrease in net assets resulting from operations ........................        (29,123,924)        (48,513,840)
                                                                                      -------------       -------------
Distributions to shareholders from:
   Net realized short term capital gains* ......................................                 --          (2,782,079)
   Net realized long term capital gains ........................................                 --         (33,332,369)
                                                                                      -------------       -------------
                                                                                                 --         (36,114,448)
                                                                                      -------------       -------------
Capital share transactions:
   Net proceeds from reinvestment of dividends
      (0 and 2,585,973 shares, respectively) ...................................                 --          25,668,742
   Cost of shares repurchased (132,400 and 480,900 shares, respectively) .......         (1,228,594)         (7,095,475)
                                                                                      -------------       -------------
   Net increase (decrease) in net assets from capital share transactions .......         (1,228,594)         18,573,267
                                                                                      -------------       -------------
Total decrease in net assets ...................................................        (30,352,518)        (66,055,021)

NET ASSETS

Beginning of period ............................................................        183,540,988         249,596,009
                                                                                      -------------       -------------
End of period (including undistributed net investment income of
   $1,593,111 and $0 as of June 30, 2001 and December 31, 2000, respectively) ..      $ 153,188,470       $ 183,540,988
                                                                                      =============       =============

----------
*Characterized as ordinary income for tax purposes.

See Notes to Financial Statements.

THE GERMANY FUND, INC.
NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2001 (unaudited)
--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING POLICIES

The Germany Fund, Inc. (the "Fund") was incorporated in Delaware on April 8, 1986 as a diversified, closed-end management investment company. Investment operations commenced on July 23, 1986. Pursuant to shareholder approvals, the Fund reincorporated in Maryland on August 29, 1990 and dissolved the charter of incorporation in Delaware, and on October 16, 1996 the Fund changed from a diversified to a non-diversified company.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: Investments are stated at value. All securities for which market quotations are readily available are valued at the last sales price on the primary exchange on which they are traded prior to the time of valuation, or, if no sales price is available at that time, at the price established by the exchange. Securities that are traded in an unregulated market are valued, if bid and asked quotations are available, at the current bid price. If bid and asked quotations are not available, then such securities will be valued as determined in good faith by the Board of Directors of the Fund.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Such dividend income is recorded net of unrecoverable foreign withholding tax.

Loans of Portfolio Securities: The Fund may lend portfolio securities while it continues to earn dividends on such securities loaned. The market value of government securities received as collateral is at least equal at all times to 105 percent of the market value of the securities loaned, which are marked-to-market daily. Securities lending fees, net of rebates and agency fees, are earned by the Fund and are identified separately in the Statement of Operations.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars. Assets and liabilities denominated in Euros and other foreign currency amounts are translated into United States dollars at the 10:00 A.M. mid-point of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective dates of such transactions. The resultant gains and losses arising from exchange rate fluctuations are identified separately in the Statement of Operations, except for such amounts attributable to investments which are included in net realized and unrealized gains and losses on investments.

Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

Taxes: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.

Dividends and Distributions to Shareholders: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

THE GERMANY FUND, INC.
NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2001 (unaudited)(continued)
--------------------------------------------------------------------------------

NOTE 2. MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS

The Fund has entered into a Management Agreement with Deutsche Banc Alex. Brown Inc. (the "Manager"), and an Investment Advisory Agreement with Deutsche Asset Management International GmbH (the "Investment Adviser"). The Manager and the Investment Adviser are affiliated companies.

The Management Agreement provides the Manager with a fee, computed weekly and payable monthly, at the annual rates of .65% of the Fund's average weekly net assets up to $50 million, and .55% of such assets in excess of $50 million. The Investment Advisory Agreement provides the Investment Adviser with a fee, computed weekly and payable monthly, at the annual rates of .35% of the Fund's average weekly net assets up to $100 million and .25% of such assets in excess of $100 million.

Pursuant to the Management Agreement, the Manager will be the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by the Fund's Investment Adviser, will determine the suitable securities for investment by the Fund. The Manager will also provide office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund's stated investment objective, policies and restrictions, will make recommendations to the Manager with respect to the Fund's investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, will transmit purchase and sale orders, and select brokers and dealers to execute portfolio transactions on behalf of the Fund.

NOTE 3. TRANSACTIONS WITH AFFILIATES

For the six months ended June 30, 2001, Deutsche Bank AG, the German parent of the Manager and Investment Adviser, and its affiliates received $271,628 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund.

Certain directors and officers of the Fund are also directors and officers of either the Manager, the Investment Adviser or Deutsche Bank AG.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 2001 were $133,434,053 and $129,583,972, respectively.

During the period November 1, 2000 to December 31, 2000, the Fund incurred capital losses of $13,696,733. This loss was deferred for federal income tax purposes to January 1, 2001.

NOTE 5. PORTFOLIO SECURITIES LOANED

At June 30, 2001, the market values of the securities loaned and government securities received as collateral for such loans were $30,604,189 and $35,662,995, respectively. For the six months ended June 30, 2001, the Fund earned $234,693 as securities lending fees, net of rebates and agency fees.

NOTE 6. CAPITAL

During the six months ended June 30, 2001 and the year ended December 31, 2000, the Fund purchased 132,400 and 480,900 of its shares of common stock on the open market at a total cost of $1,228,594 and $7,095,475, respectively. The weighted average discount of these purchases comparing the purchase price to the net asset value at the time of purchase was 10.0% and 10.6%, respectively.

NOTE 7. DIVIDEND

On July 16, 2001, the Board of Directors of the Fund declared a dividend of $0.02 per share to stockholders of record on September 3, 2001, payable on September 17, 2001.

THE GERMANY FUND, INC.
FINANCIAL HIGHLIGHTS (unaudited)
--------------------------------------------------------------------------------

Selected data for a share of common stock outstanding throughout each of the periods indicated:

                                                     For the six
                                                     months ended                 For the year ended December 31,
                                                       June 30,      -------------------------------------------------------
Per share operating performance:                         2001           2000        1999        1998       1997       1996
                                                     ------------    ---------   ---------    --------   --------   --------
Net asset value:
Beginning of period ...............................    $   10.89     $   16.93   $   16.07    $  16.23   $  15.76   $  13.52
                                                       ---------     ---------   ---------    --------   --------   --------
Net investment income (loss) ......................          .10          (.02)        .06         .23        .09        .08
Net realized and unrealized gain (loss) on
   investments and foreign currency transactions ..        (1.84)        (3.48)       2.57        3.41       3.50       3.34
                                                       ---------     ---------   ---------    --------   --------   --------
Increase (decrease) from investment operations ....        (1.74)        (3.50)       2.63        3.64       3.59       3.42
                                                       ---------     ---------   ---------    --------   --------   --------
Increase resulting from share repurchases .........          .01           .05         .12         .54        .19        .10
                                                       ---------     ---------   ---------    --------   --------   --------
Distributions from net investment income ..........           --            --        (.04)       (.23)        --         --
Distributions from net realized
   foreign currency gains+ ........................           --            --          --        (.06)        --         --
Distributions from net realized
   short-term capital gains+ ......................           --          (.19)       (.25)      (1.35)      (.69)      (.34)
Distributions from net realized
   long-term capital gains ........................           --         (2.30)      (1.46)      (2.20)     (2.47)      (.85)
                                                       ---------     ---------   ---------    --------   --------   --------
Total distributions ...............................           --         (2.49)      (1.75)      (3.84)     (3.16)     (1.19)
                                                       ---------     ---------   ---------    --------   --------   --------
Dilution in NAV from dividend reinvestment ........           --          (.10)       (.14)       (.50)      (.15)      (.09)
                                                       ---------     ---------   ---------    --------   --------   --------
Net asset value:
   End of period ..................................    $    9.16     $   10.89   $   16.93    $  16.07   $  16.23   $  15.76
                                                       =========     =========   =========    ========   ========   ========
Market value:
   End of period ..................................    $    8.30     $    9.50   $  15.125    $ 13.875   $  14.25   $ 12.625
Total investment return for the period:++
   Based upon market value ........................     (12.63)%      (21.09)%      23.83%      23.45%     38.30%     21.55%
   Based upon net asset value .....................     (15.89)%      (20.66)%      18.08%      22.66%     23.16%     25.47%
Ratio to average net assets:
   Total expenses before custody credits* .........        1.51%**       1.29%       1.26%       1.16%      1.19%      1.26%
   Net investment income (loss) ...................         .35%**      (.17)%        .40%       1.20%       .49%       .56%
Portfolio turnover ................................       79.42%       137.70%      71.52%      80.93%      81.2%      55.4%
Net assets at end of period (000's omitted) .......    $ 153,188     $ 183,541   $ 249,596    $232,955   $228,175   $223,800

 +    Characterized as ordinary income for tax purposes.
++ Total investment return is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market value.
 * The custody credits are attributable to interest earned on U.S. cash balances. The ratios of total expenses after custody credits to average net assets would have been 1.48%, 1.27%, 1.25% and 1.15% for 2001, 2000,
      1999 and 1998, respectively.
**    Annualized.

See Notes to Financial Statements.

THE GERMANY FUND, INC.
REPORT OF STOCKHOLDERS' MEETING
(unaudited)
--------------------------------------------------------------------------------

      The Fund held its Annual Meeting of Stockholders on June 28, 2001. The two matters voted upon by stockholders and the resulting votes for each matter were as follows:

                                                                   Voting Results*
                                                                   ---------------

                                                                     Against/
                                                            For      Withheld     Abstained
                                                            ---      --------     ---------
1. Election of the following Directors:

   John A. Bult .......................................     9,567       415           --
   Richard R. Burt ....................................     9,541       441           --
   Juergen F. Strube ..................................     9,467       515           --
   Robert H. Wadsworth ................................     9,546       436           --

2. Amendment of the Fund's fundamental
   investment restrictions to allow the Fund
   to purchase, sell and enter into over-the-
   counter derivatives transactions and purchase,
   sell and enter into derivatives transactions
   for investment as well as hedging purposes .........     6,806     1,520          200

----------
* In thousands of shares

AMENDMENTS OF THE BYLAWS - SUMMARY
(unaudited)
--------------------------------------------------------------------------------

      The Board of Directors amended the Fund's Bylaws at its July 16, 2001 meeting. One amendment requires that a stockholder (which under the existing Bylaws must be a stockholder of record) that nominates a director must include relevant information about the nominee at the time of the stockholder's proposal. The information must enable the Board of Directors to determine whether the nominee satisfies the "Relevant Experience and Country Knowledge" requirement and whether the nominee has a "Conflict of Interest", as each of those terms is defined in the Bylaws. Another amendment clarifies that the "financial or industrial business" referred to in the definitions of "Relevant Experience and Country Knowledge" and "Conflict of Interest" may include a business unit within a larger enterprise. The full text of the amendments has been filed with the SEC.

EXECUTIVE OFFICES
31 West 52nd Street, New York, NY 10019

(For latest net asset value, schedule of the Fund's largest holdings, dividend data and shareholder inquiries, please call 1-800-GERMANY in the U.S. or 617-443-6918 outside of the U.S.)

MANAGER
Deutsche Banc Alex. Brown Inc.

INVESTMENT ADVISER
Deutsche Asset Management International GmbH

CUSTODIAN AND TRANSFER AGENT
Investors Bank & Trust Company

LEGAL COUNSEL
Sullivan & Cromwell

DIRECTORS AND OFFICERS

CHRISTIAN STRENGER
Chairman and Director

DETLEF BIERBAUM
Director

JOHN A. BULT
Director

RICHARD R. BURT
Director

EDWARD C. SCHMULTS
Director

HANS G. STORR
Director

DR. JUERGEN F. STRUBE
Director

ROBERT H. WADSWORTH
Director

WERNER WALBROEL
Director

OTTO WOLFF von AMERONGEN
Director

RICHARD T. HALE
President and Chief Executive Officer

HANSPETER ACKERMANN
Chief Investment Officer

ROBERT R. GAMBEE
Chief Operating Officer and Secretary

JOSEPH M. CHEUNG
Chief Financial Officer and Treasurer

All investment management decisions are made by a committee of United States and German advisors.

--------------------------------------------------------------------------------
                         VOLUNTARY CASH PURCHASE PROGRAM
                         AND DIVIDEND REINVESTMENT PLAN

The Fund offers stockholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. A brochure is available by writing or telephoning the plan agent:

                         Investors Bank & Trust Company
                              Shareholder Services
                                  P.O. Box 9130
                                Boston, MA 02117
                               Tel. 1-800-437-6269
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This report, including the financial statements herein, is transmitted to the shareholders of The Germany Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to shareholders, the German tax reform and the report from the investment adviser and manager in this report is derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the DAX index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/Dollar exchange rate.
--------------------------------------------------------------------------------

                      -----------------------------------
                                       GER
                                     Listed
                                     [LOGO]
                                      NYSE
                          THE NEW YORK STOCK EXCHANGE
                      -----------------------------------

                 Copies of this report and other information are
                        available at: www.germanyfund.com

SUMMARY OF GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

The Germany Fund is a non-diversified, closed-end investment company listed on the New York Stock Exchange with the symbol "GER". The Fund seeks long-term capital appreciation primarily through investment in German equities. It is managed and advised by wholly-owned subsidiaries of the Deutsche Bank Group.

SHAREHOLDER INFORMATION

Prices for the Fund's shares are published daily in the New York Stock Exchange Composite Transactions section of newspapers. Net asset value and market price information are published each Monday in the Wall Street Journal and The New York Times, and each Saturday in Barron's and other newspapers in a table called "Closed End Funds". Daily information on the Fund's net asset value is available from NASDAQ (symbol XGERX). It is also available by calling: 1-800-GERMANY (in the U.S.) or 617-443-6918 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

The foregoing information is also available on our Web site:
www.germanyfund.com.

--------------------------------------------------------------------------------
There are three closed-end funds for your selection:

o Germany Fund--investing primarily in equities of major German corporations. It may also invest up to 35% in equities of other Western European companies (with no more than 15% in any single country).

o New Germany Fund--investing primarily in the middle market German companies including the Neuer Markt, and up to 20% elsewhere in Western Europe (with no more than 10% in any single country).

o Central European Equity Fund--investing primarily in Central and Eastern European companies.

Please consult your broker for advice on any of the above or call 1-800-GERMANY (in the U.S.) or 617-443-6918 (outside of the U.S.) for shareholder reports.
--------------------------------------------------------------------------------
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